Exhibit 10.39

14 February 2023

AgCentral Energy Pty Ltd (ACN 665 472 711) (AgCentral)
[***]
[***]

Nabors Lux 2 S.a.r.l. (Nabors)
[***]
[***]
[***]

Convertible notes issued by Vast Solar Pty. Ltd.

We refer to the:

(a)	Convertible Note Deed Poll to be executed by Vast Solar Pty. Ltd. (CAN 136 258 574) (Company) on or around the date of this deed poll (Convertible Note Deed Poll); and

(b)	Convertible Note Subscription Agreements to be executed by each of AgCentral and Nabors (each a Founder Noteholder) and the Company on or around the date of this deed poll, under which the Founder Noteholders are to subscribe for convertible notes to be issued by the Company (Notes) in accordance with the Convertible Note Deed Poll.

Capitalised terms used in this deed poll have the meaning given to them in the Convertible Note Deed Poll, unless otherwise specified.

The Convertible Note Terms (set out in Schedule 2 to the Convertible Note Deed Poll) provide that where a Conversion of Notes into Shares takes place in connection with a Business Combination involving the Company and Nabors Energy Transition Corp. (SPAC Transaction), the Conversion Price in respect of that Conversion is US$10.20 per Share (Agreed Price).

The Company agrees that in the event that:

(a)	subsequent to the first issue of Notes to Nabors, the Company issues convertible notes (New Notes) to any party, including a Founder Noteholder (or a Founder Noteholder’s affiliate); and

(b)	the terms of the New Notes provide that, where conversion of the New Notes into Shares takes place in connection with the SPAC Transaction, the New Notes convert into Shares at a conversion price per Share that is lower than the Agreed Price (Discounted Price), then notwithstanding the terms of the Convertible Note Deed Poll, any Conversion of Notes that takes place in connection with the SPAC Transaction is to be at a Conversion Price that is the Discounted Price (or, if there is more than one Discounted Price, the lowest Discounted Price).

Yours faithfully,

Project Neptune – Side Letter Deed Poll – Convertible Notes	page | 1

Executed as a deed poll.

Signed, sealed and delivered for and on behalf of Vast Solar Pty. Ltd. in accordance with section 127 of the Corporations Act 2001 (Cth):

/s/ John Kahlbetzer	/s/ Colin Sussman
Signature of director	Signature of director

John Kahlbetzer	Colin Sussman
Name of director	Name of director

AgCentral agrees to the terms of this Letter Deed.

Signed, sealed and delivered for and on behalf of AgCentral Energy Pty Ltd in accordance with section 127 of the Corporations Act 2001 (Cth):

/s/ John Kahlbetzer	/s/ Colin Sussman
Signature of director	Signature of director

John Kahlbetzer	Colin Sussman
Name of director	Name of director

Nabors agrees to the terms of this Letter Deed.

NABORS LUX 2 S.A.R.L.

By:	/s/ Henricus Reindert Petrus Pollmann
Name:	Henricus Reindert Petrus Pollmann
Title:	Class A Manager

Project Neptune – Side Letter Deed Poll – Convertible Notes	page | 2